UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 14, 2023
Date of Report (date of Earliest Event Reported)
NEWTEKONE, INC.
(Exact Name of Company as Specified in its Charter)

Maryland	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 120, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements
Statements in NewtekOne, Inc.’s (“NewtekOne” or the “Company”) Current Report on Form 8-K (including the exhibits), contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of NewtekOne's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause NewtekOne's actual results to differ materially from those described in the forward-looking statements can be found in NewtekOne's Annual Report on Form 10-K for the year ended December 31, 2022. which has been filed with the Securities and Exchange Commission and is available on NewtekOne's website (https://investor.newtekbusinessservices.com/sec-filings), and on the Securities and Exchange Commission’s website (www.sec.gov). Any forward-looking statements made by or on behalf of NewtekOne speak only as to the date they are made, and NewtekOne does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.

Item 2.02. Results of Operations and Financial Condition.
On June 8, 2023, the Company closed its twelfth small business loan securitization, with the sale of $103,860,000 of Unguaranteed SBA 7(a) Loan-Backed Notes, Series 2023-1, consisting of $84,270,000 of Class A Notes and $19,590,000 of Class B Notes (collectively, the “Notes”), with preliminary ratings of “A- (sf)” and “BBB- (sf)”, respectively, by S&P Global Ratings (“S&P”). The Notes had a 79.5% advance rate. The Class A Notes were priced at lesser of 30-day Average Compounded SOFR plus 300 basis points or PRIME minus 50 basis points, and the Class B Notes were priced at lesser of 30-day Average Compounded SOFR plus 425 basis points or PRIME plus 75 basis points (Note interest rates are floating rate and adjust monthly). The Notes are collateralized by the right to receive payments and other recoveries attributable to the unguaranteed portions of SBA 7(a) loans originated by Newtek Small Business Finance, LLC ("NSBF") pursuant to Section 7(a) of the Small Business Act, and overcollateralized by NSBF's participation interest in the unguaranteed portions. On June 14, 2023, the Company issued a press release entitled “NewtekOne Closed its 12th S&P-Rated Loan Securitization of $103.9 Million of SBA 7(a) Unguaranteed Loan-Backed Notes Series 2023-1” (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-
Balance Sheet Arrangement of a Registrant.

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press Release, dated June 14, 2023, entitled “NewtekOne Closed its 12th S&P-Rated Loan Securitization of $103.9 Million of SBA 7(a) Unguaranteed Loan-Backed Notes Series 2023-1”

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEKONE, INC.

Date: June 14, 2023	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board